UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No.       )

Check the appropriate box:

☒	Preliminary Information Statement	☐	Confidential, for use of the Commission
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☐	Definitive Information Statement

MOBILE NATION, INC.
(Name of Registrant as Specified in Charter)

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MOBILE NATION, INC.
7377 East Doubletree Ranch Road, Suite 288
Scottsdale, Arizona 85258

To the Holders of Common Stock of
Mobile Nation, Inc.:

Mobile Nation, Inc., a Nevada corporation (“Company”), on July 11, 2008, obtained written consent from stockholders holding a majority of the outstanding shares of voting securities of the Company entitled to vote on the following actions:

1.	To change the Company’s name to AuraSource, Inc.

2.	To approve an amendment to the Company’s Articles of Incorporation, as previously amended (the “Articles”), to increase the number of authorized shares of common stock from 20,000,000 to 150,000,000.

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement.  The Board of Directors of the Company has unanimously approved the above actions.

The elimination of the need for a special meeting of the shareholders to approve the amendment is authorized by Section 78.320.2 of Nevada Revised Statutes (the "Nevada Law"). This Section provides that "Unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a   meeting if, before or after the action, a written consent thereto is signed by  stockholders holding at least a majority of the voting power, except that if a  different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required." According to this Section of the Nevada Law, a majority of the votes entitled to be cast on the amendment by any voting group is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.   On that basis, the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the foregoing actions.  No other vote or stockholder action is required.  You are hereby being provided with notice of the approval of the foregoing actions by less than unanimous written consent of our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Eric Stoppenhagen

Eric Stoppenhagen,
Chief Financial Officer

Scottsdale, Arizona
July 16, 2008

MOBILE NATION, INC.

INFORMATION STATEMENT

CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN
CONSENT OF STOCKHOLDERS OWNING A MAJORITY
OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

SUMMARY

YOU SHOULD READ THE FOLLOWING SUMMARY TOGETHER WITH THE MORE DETAILED INFORMATION AND FINANCIAL STATEMENTS AND THE NOTES TO THOSE STATEMENTS APPEARING ELSEWHERE IN THIS INFORMATION STATEMENT OR DELIVERED WITH THIS INFORMATION STATEMENT.

THE ACTIONS

Name Change
The amendment to the Articles of Incorporation of Mobile Nation, Inc., a Nevada corporation (which we refer to as “the Company,” “we,” “us” or “our”) provides for a change of the Company’s name to AuraSource, Inc.

See “NAME CHANGE”.

Increase in Authorized Shares	The amendment also provides for an increase in the number of authorized shares of common stock from 20,000,000 to 150,000,000. See “INCREASE IN AUTHORIZED COMMON STOCK”.
Recommendations of the Board of Directors and Written Consent of the Majority of the Company’s Stockholders
Our Board of Directors unanimously approved the Amendment to the Company’s Articles of Incorporation, a copy of which is attached as Appendix “A” (the “Amendment”).  The members of the Board of Directors unanimously believe that the Amendment is fair to, and in the best interests of, our stockholders.  The Amendment was also approved by a majority of the holders of our common stock by written consent on July 11, 2008.

See also “NAME CHANGE AND INCREASE IN AUTHORIZED COMMON STOCK.”

General Information

This Information Statement is being furnished to the stockholders of Mobile Nation, Inc., a Nevada corporation (which we refer to in this Information Statement as “the Company,” “we,” “us” or “our”), to advise them of the corporate action described herein, which has been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon.  This action is being taken in accordance with the requirements of Nevada Law.

Our Board of Directors has determined that the close of business on July 15, 2008 was the record date (“Record Date”) for the stockholders entitled to notice about the actions authorizing: (i) the change in our name from “Mobile Nation, Inc.” to “AuraSource, Inc.”; and (ii) an amendment to our Articles of Incorporation, as previously amended (the “Articles of Incorporation”) to increase the number of authorized shares of common stock from 20,000,000 to 150,000,000 (collectively, the “Actions”).

Under Nevada Law, any action required or permitted by the Nevada Law to be taken at an annual or special meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the approval of the Actions must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

On July 11, 2008, one stockholder who is the holder of record of 19,426,500 shares of the Company’s common stock, representing approximately 97.1% of the outstanding shares of the Company’s common stock, executed and delivered to us a written consent authorizing and approving each of the Actions.

Accordingly, as all of the Actions have been approved by a majority of our outstanding voting securities entitled to vote thereon, no vote or further action of our stockholders is required to approve the Actions.  You are hereby being provided with notice of the approval of the Actions by less than unanimous written consent of our stockholders. However, under federal law, the Actions will not be effective until at least 20 days after this Information Statement has first been sent to stockholders.  Stockholders do not have any dissenter or appraisal rights in connection with the Actions.

On July 10, 2008, our Board of Directors approved the Actions and authorized our officers to deliver this Information Statement.

Our executive offices are located at 7377 E. Doubletree Ranch Rd., Suite 288, Scottsdale, AZ 85254, and our telephone number is (480) 368-1829.

This Information Statement will first be distributed to stockholders on or about July 15, 2008 and is being furnished for informational purposes only.

Interest of Persons in Matters to be Acted Upon

Except as disclosed above, none of our other officers or directors, at any time since the beginning of the last fiscal year, including all of our current officers and directors, or principal stockholders has a substantial or material interest in the favorable outcome of the Actions.

Change of Control

None

VOTING SECURITIES

20,000,000 shares of our common stock were issued and outstanding at the time of the stockholder action.  No other class of stock or other shares were outstanding as of that date.

Each share of our common stock is entitled to one vote on all matters submitted to the holders of our common stock for their approval.  The consent of the holders of a majority of the outstanding shares of our common stock was necessary to authorize the Actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding our common stock beneficially owned on November 6, 2007, for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group.  In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

Unless otherwise indicated, each person in the table will have sole voting and investment power with respect to the shares shown.  The following table assumes a total of 9,928,664 shares of our common stock outstanding as of July 11, 2008.

NAME OF BENEFICIAL OWNER	OWNERSHIP
Executive Officers and Directors	Amount of Beneficial Ownership	Percent of Beneficial Ownership

All Executive Officers and Directors as a Group (1 person)	0	*

5% Stockholders
Mongsource USA LLC 7377 East Doubletree Ranch Road, Suite 288 Scottsdale, AZ 85258	19,426,500	97.1%

* Less than 1%.

NAME CHANGE

On July 10, 2006, our board of directors authorized a change in our name to AuraSource, Inc., and an amendment to Article One of our Articles of Incorporation.  On July 11, 2006, the holder of shares representing approximately 97.1% of the outstanding shares of our common stock took action by written consent to change our name from Mobile Nation, Inc. to AuraSource, Inc. A form of the Amendment to the Articles of Incorporation is attached to this Information Statement as Appendix A.

Our board of directors has authorized the change in our name to AuraSource, Inc. to more correctly reflect our proposed business operations of seeking suitable exploration licenses for the mining of precious metals.

The approval of an amendment to the Articles of Incorporation to change our name required the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote.  On July 11, 2006, the action to change the name of the Company was approved by written consent of the holder representing approximately 97.1% of the outstanding shares of our common stock.  As such, no vote or further action of the stockholders of the Company is required to approve the name change.  You are hereby being provided with notice of the approval of the name change by less than unanimous written consent of the stockholders of the Company.

We intend to file the Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

INCREASE IN AUTHORIZED COMMON STOCK

We are currently authorized by our Articles of Incorporation to issue 20,000,000 shares of common stock, $0.001 par value per share.  As of the date of the stockholder action, there were 20,000,000 shares of our common stock issued and outstanding.

In connection with our proposed business plan of seeking suitable exploration licenses for the mining of precious metals, we will likely be required to issue shares of our common stock, options, awards and/or warrants in connection with employee benefit and incentive plans and employment arrangements, financing the future operations of the combined business, acquiring other businesses, forming strategic partnerships and alliances, and/or stock dividends and stock splits.  No specific issuances are currently anticipated, however, to the extent such issuances occur, they will result in dilution to our current stockholders.

Accordingly, our Board of Directors believes it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our common stock to allow for the issuance of shares of our common stock or other securities in connection with such potential issuances and such other purposes as our Board of Directors determines.

The increase in the authorized number of shares of our common stock will permit our Board of Directors to issue additional shares of our common stock without further approval of our stockholders, and our Board of Directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements.  Our issuance of additional shares of common stock may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

Although we from time to time review various transactions that could result in the issuance of shares of our common stock, we have not reviewed any transaction to date, that would result in an issuance of shares of our common stock.  However, upon the increase in authorized shares of our common stock being effective, we may begin to review transactions that may result in an issuance of shares of our common stock.

We do not have in place provisions which may have an anti-takeover effect.  The increase in the number of authorized shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares of our commons stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions in our articles of incorporation or bylaws.  The increase in the authorized number of shares of our common stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our common stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board of Directors.

The issuance of additional shares of our common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our common stock.  It may also adversely affect the market price of our common stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our common stock may increase.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

The holders of our common stock are entitled to receive dividends payable in cash, property or in shares of capital stock, when, as, and if declared by our Board of Directors out of assets legally available therefor.  We have not recently paid dividends on our common stock and do not intend to do so in the near future.  In the event of our liquidation, dissolution or winding up, the holders of the shares of our common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over our common stock.  Holders of shares of our common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to our common stock.

On July 10, 2008, our Board of Directors authorized the increase the authorized number of shares of our common stock from 20,000,000 to 150,000,000.  On July 11, 2008, the amendment of our Articles of Incorporation to reflect this action was also approved by written consent of the holder representing approximately 97.1% of the outstanding shares of our common stock.  The form of the approved Amendment to the Articles of Incorporation is attached to this Information Statement as Appendix A.

The approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of common stock required the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote.  On July 11, 2008, the action to approve the amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock from 20,000,000 to 150,000,000 was approved by written consent of the holder representing approximately 97.1% of the outstanding shares of our common stock.   As such, no vote or further action of the stockholders of the Company is required to approve the amendment of our Articles of Incorporation to increase the authorized shares of our common stock or change the Company’s name.  You are hereby being provided with notice of the amendment to our Articles of Incorporation, by less than unanimous written consent of our stockholders.

We intend to file the Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

Financial Statement Information

Our Annual Report on Form 10-KSB for the year ended March 31, 2008, originally filed with the Securities and Exchange Commission (“SEC”) on June 16, 2008, is attached to this Information Statement as Appendix “B.”  Each of these appendices is incorporated herein by this reference.  We refer you to, and encourage you to review, the financial statements, the management’s discussion and analysis of financial condition and results of operations, and the qualitative and quantitative disclosures about market risk identified in each of the enclosed reports, as applicable.

Vote Required to Approve the Actions

The approval of each of the Actions and the amendment to our Articles of Incorporation required the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote.  On July 11, 2008, each of the Actions was approved by written consent of holders representing approximately 97.1% of the outstanding shares of our common stock.  As such, no vote or further action of the stockholders of the Company is required.  You are hereby being provided with notice of the approval of the amendment to our Articles of Incorporation, by less than unanimous written consent of our stockholders

AVAILABLE INFORMATION

Please read all the sections of this Information Statement carefully.  We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and in accordance therewith, file reports, Information Statements and other information with the Commission.  These reports, Information Statements and other information filed by us with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 100 F Street, N.E., Washington, DC 20549.  Copies of this material also may be obtained from the SEC at prescribed rates.  The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC.  Copies of these materials may be obtained from the SEC’s website at http://www.sec.gov.

INCORPORATION OF INFORMATION BY REFERENCE

The following documents, which are on file with the Commission (Exchange Act File No. 000-28585) are incorporated in this Information Statement by reference and made a part hereof:

(i)	Annual Report on Form 10-KSB, for the fiscal year ended March 31, 2008.

(ii)	Current Reports on Form 8-K filed July 14, 2008.

All documents filed by us with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date hereof shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents.  Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement.  Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents).  Written requests should be directed to us at 7377 East Doubletree Ranch Road, Suite 288, Scottsdale, Arizona 85258. Telephone requests should be directed to us at (480) 368-1829.

MOBILE NATION, INC.
Scottsdale, Arizona
July 16, 2008

APPENDIX A

AMENDMENT TO THE
ARTICLES OF INCORPORATION OF

MOBILE NATION, INC.

Mobile Nation, Inc., a corporation organized and existing under laws of the State of Nevada (the “Corporation”), does hereby certify that:

I.
The Board of Directors of the Corporation, at a meeting duly held on July 10, 2008, has duly adopted resolutions proposing and declaring advisable the following amendments to the Corporation’s Articles of Incorporation (together, the “Amendment”):

	a.	Article One is hereby amended to read as follows:

“The name of the Corporation is AuraSource, Inc.”

	b.	Article Four is hereby amended to read as follows:

“The Corporation shall be authorized to issue One Hundred and Fifty Million (150,000,000) shares of common stock, par value $0.001 per share.”

II.	That thereafter, a majority of the outstanding stock entitled to vote thereon, acting by written consent in accordance with laws of the State of Nevada, approved the amendment.

III.	That said amendment was duly adopted in accordance with the provisions of law of the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused this Articles to be signed by Eric Stoppenhagen, its Chief Financial Officer, this ___ day of [***], 2008.

By:
	Name:	Eric Stoppenhagen
	Title:	Chief Financial Officer

APPENDIX B

U. S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-KSB

(MARK ONE)
☒  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

For the fiscal year ended March 31, 2008

OR

☐  TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

For the transition period from __________ to __________

Commission File Number 000-28585

Mobile Nation, Inc.
(Name of small business issuer in its charter)

Nevada (State or Other Jurisdiction of Organization)	68-0427395 (IRS Employer Incorporation or Identification No.)

8463 W. Lake Mead Blvd.
Las Vegas, Nevada 89128
(Address of principal executive offices)

Issuer's telephone number (including area code): (702) 354-1358

Securities registered under Section 12(b) of the Exchange Act: NONE

Securities registered under Section 12(g) of the Exchange Act:

COMMON STOCK, NO PAR VALUE
(Title of Class)

Check whether the issuer is not required to file a report pursuant to Section 13 or 15(d) of the Exchange Act:  ☐

Check whether the issuer: (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for past 90 days: Yes  ☒   No ☐

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of issuer's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to the Form 10-KSB:  ☒

Indicate by checkmark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act):  Yes  ☒   No ☐

State issuer's revenue for its most recent fiscal year: zero

The aggregate market value of the voting stock held by non affiliates computed by reference to the price at which the stock was sold, or the average bid and asked prices of such stock as of June 1st, 2008 was $104,535 based on the last sale price of $.1.01 as reported by the OTC Bulletin Board.

As of June 1st, 2008, the number of shares outstanding of the registrant's only class of common stock was 20,000,000.

Transitional Small Business Disclosure Format (check one):  YES ☐  NO ☒

Forward-Looking Statements

This report includes forward-looking statements with-in the meaning of Section 27A of the Securities Act (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  We have based these statements on our beliefs and assumptions, based on information currently available to us.  These forward-looking statements are subject to risks and uncertainties.  Forward-looking statements include the information concerning our possible or assumed future results of operations, our total market opportunity and our business plans and objectives set forth under the sections entitled "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

Forward-looking statements are not guarantees of performance.  Our future results and requirements may differ materially from those described in the forward-looking statements.  Many of the factors that will determine these results and requirements are beyond our control.  In addition to the risks and uncertainties discussed in "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," investors should consider those discussed under "Risk Factors" and, among others, the following:

These forward-looking statements speak only as of the date of this report.  We do not intend to update or revise any forward-looking statements to reflect changes in our business anticipated results of our operations, strategy or planned capital expenditures, or to reflect the occurrence of unanticipated events.

PART I

ITEM 1.  DESCRIPTION OF BUSINESS

Pursuant to an Acquisition Agreement dated June 16, 2003 between the Company and Mobile Nation, Inc., a Nevada corporation, (the "Agreement"), and effective July 3, 2003, four million (4,000,000) post-reverse split shares of common stock of the Company were issued resulting in a change in control of the Company.  Pursuant to the Agreement, a new six member Board of Directors was elected and the then current officers and directors resigned.  As a part of the Agreement, the Company changed its name from Wolfstone Corporation to Mobile Nation, Inc. prior to closing; the Company effected a 50 to one reverse split of the then 3,603,400 currently issued and outstanding shares into 73,500 shares.

Company History

The original business of Mobile Nation, Inc. was to operate a direct mail business and at that time the company was called Integrated Direct, Inc. (Integrated Direct), and was incorporated in the state of Delaware on March 15, 1990.  Integrated Direct filed for protection under Chapter 11 of the bankruptcy code on September 22, 1992.  On June 8, 1994, the case was converted to Chapter 7 and on December 17, 1998, Integrated Direct was discharged from its debts as it emerged from bankruptcy.  On February 23, 1999, Integrated Direct reincorporated in the state of Nevada and simultaneously changed its name to Wolfstone Corporation (Wolfstone).  There were no assets or liabilities prior to this transaction.

Between April 1999 and August 2003, Wolfstone attempted three merger and/or acquisition transactions; however, Wolfstone was unable to raise sufficient capital to support any of these planned mergers or acquisitions.  In each instance, the parties agreed to rescind all of the proposed transactions, with all securities issued by the parties being returned.

The last aborted merger/acquisition occurred in July 2003 between Wolfstone and Mobile Nation, Inc., (Mobile Nation); wherein Mobile Nation was issued 4,000,000 shares of common stock.  The new business plan for the Company involved the vision of providing portable wireless broadband services by utilizing "advanced wireless" technologies.  In July, 2003, the management of Mobile Nation assumed substantial control of Wolfstone and the company's name was changed to Mobile Nation, Inc.

On July 3, 2003, prior to the Wolfstone Board consummating the merger transaction with Mobile Nation, Wolfstone affected a 50 to 1 reverse split of its common stock.  The par value and authorized share count of the common stock was not affected by the reverse split.

In September 2003, Mobile Nation was unable to secure key assets essential to its original plan of deployment and operations.  As a result, on October 13, 2003 the parties to the above purchase transactions returned all the securities issued with no claims or rights to the assets optioned in the original plan, effectively rescinding the transaction.  With the resigning members of the Board of Directors continuing to seek the resources from the limited holders of spectrum required to launch the operation.  Because there was no assurance that the required spectrum would ever become available, these key personnel decided to leave the Company and to focus on other projects outside the activity of the Company.

At this same time in October 2003, five of the directors tendered their resignations.  A new director was added to the remaining two-man Board of Directors to pursue alternative business opportunities, a 10-for-1 stock split was affected and members of the Board of Directors retained the 480,000 pre- stock split shares (4,800,000 post split shares) of restricted common stock for management services rendered and to be rendered over the balance of the calendar year.

3

In November 2003, the new director was granted 200,000 shares post stock split for services to be rendered for the balance of the calendar year.

In connection with the rescission of the transaction, a note payable (Affinity Note) in the amount of $75,000 was issued to Affinity Financial Group, Inc. for monies loaned to Mobile Nation during this period.  The Affinity Note has an interest rate of ten percent (10%) per annum and is due in full with all accumulated interest on December 31, 2008.  The Affinity Note is convertible, at the holder's option, into the Company's common stock at a conversion rate of 80% of the market price of the stock at the time of the conversion.

On October 27, 2003 a note payable (Gilluly Note) was issued to a company director, C.W. Gilluly, for $50,000 loaned to the Company.  The Gilluly Note has an interest at 6% per annum, is unsecured and had an original due date of December 31, 2005.  On January 4, 2007, this note was renewed with the same terms and a due date of December 31, 2008.  A principal payment of $25,000 towards the principal amount of this note was paid on March 12, 2007.

On August 10, 2004 a note payable (Affinity Note) was issued to Affinity Financial Group, Inc. for $5,000 loaned to the Company.  The Affinity Note has an interest at 8% per annum, is unsecured and had an original due date of December 31, 2005.  On January 4, 2007, this note was renewed with the same terms and a due date of December 31, 2008.

On September 24, 2004 a note payable (Morden Note) was issued to a company director Rex A. Morden for $5,000 loaned to the Company.  The Morden Note had an interest rate of eight percent (8%) per annum and was due in full with all accumulated interest on December 31, 2007.  The principal amount of this note was paid in full on January 25th, 2007.

On February 16, 2005 the board of Directors voted to effect a 1:10 reverse split, with an effective date of March 1, 2005.

On March 21, 2005 a note payable (Affinity Note) was issued to Affinity Financial Group, Inc. for $12,500 loaned to the Company.  The Affinity Note had an interest rate of eight percent (8%) per annum and is due in full with all accumulated interest on December 31, 2006.  The principal amount of this note was paid in full on January 25th, 2007.

On March 30, 2005 the company directors adopted a code of ethics.

On September 26, 2005 a note payable (Morden Note) was issued to a company director Rex A. Morden for $2,500 loaned to the company.  The Morden Note has an interest rate of eight percent (8%) per annum and is due in full with all accumulated interest on December 31, 2007.  The principal amount of this note was paid in full on January 25th, 2007.

On October 7, 2005, the company entered into a letter of intent ("LOI") with a potential merger candidate.  In accordance with the terms of the LOI the Company received a non-refundable deposit in the amount of $10,000.  The proposed transaction was never consummated.  The agreement was terminated after a 30 day time period as outlined in the terms of the agreement.

On February 27, 2006, the Company entered into a letter of intent ("LOI") with Dental Spas LLC., (Dental Spas) as a potential merger candidate.  Pursuant to the terms of the agreement the "LOI" expired on May 1, 2006.  The proposed transaction was never consummated.  The agreement was terminated as outlined in the terms of the agreement.

On February 27, 2006 a note payable (Affinity Note) in the amount of $50,000 was issued to Affinity Financial Group, Inc. for monies loaned to the Company.  The Affinity Note has an interest rate of ten percent (10%) per annum and had an original due date of December 31, 2006.  On January 4, 2007, this note was renewed with the same terms and a due date of December 31, 2008.

On February 28, 2006 Affinity Financial Group, Inc. invoiced the company $25,000 for consulting fees related to the possible merger with Dental Spas.  The balance due was paid on December 15th, 2006.

On April 25, 2006 a note payable (Morden Note) was issued to a company director, Rex A. Morden, for $10,000 loaned to the company.  The Morden Note had an interest rate of eight percent (8%) per annum and was due in full with all accumulated interest on December 31, 2006.  The principal amount of this note was repaid on January 25, 2007.

On July 31, 2006 a note payable (Affinity Note) was issued to Affinity Financial Group, Inc. for $7,500 loaned to the company.  The Affinity Note had an interest rate of ten percent (10%) per annum and had an original due date of December 31, 2006.  The principal amount of the note was paid in July, 2007 and subsequently accrued interest of $500 was paid, with a balance of $188 due and payable.

On December 8th, 2006, the company entered into a letter of intent ("LOI") with The World of Series of Golf, Inc., as a potential merger candidate.  In accordance with the terms of the LOI, the company received a non-refundable deposit in the amount of $50,000.  The agreement expired on March 8th, 2007.  The company never received a response to notices, and the proposed transaction was never consummated.  The agreement was terminated as outlined in the terms of the agreement.

4

On January 4, 2007 the note holders, Affinity Financial Group, Inc, and C.W. Gilluly, extended the due dates on all notes to December 31, 2007.

On March 9, 2007 the Company entered into a letter of intent (“LOI”) with M633, Inc., as a potential merger candidate.  In accordance with the terms of the LOI, the Company received a non-refundable deposit in the amount of $100,000.  The “LOI” expired on June 9th, 2007.  However, on June 25, 2007 the Company agreed to extend the proposed closing date to September 30, 2007.  The extension was subject to an additional non-refundable deposit of $25,000 being paid to the Company on or before July 31, 2007.  The Company received an initial payment of $5,000 towards the extension on June 26, 2007.  The remaining balance was never received and the proposed extension was never consummated and the “LOI” agreement was terminated as outlined in the terms and conditions of the agreement on August 2, 2007.

On March 9, 2007 the Company entered into a finder's fee agreement with Capital Media Partners, LLC. Mobile Nation paid a fee of $25,000 in connection with the proposed merger with M633, Inc., the Company recorded this transaction as a merger expense.

On December 28, 2007 a note payable (Affinity Note) was issued to Affinity Financial Group, Inc. for the $25,000 unpaid portion of the $50,000 short term advance to the Company in August, 2007.  The Note has an interest rate of ten percent (10%) per annum is unsecured and due on or before December 31, 2008.  As an inducement to payoff, the note interest was waived and the note was paid in full in February 2008.

On February 8, 2008 a note payable (Gilluly Note) was issued to a Company director, C.W. Gilluly, for $15,000 loaned to the Company.  The Gilluly Note has an interest rate of 12% per annum, is unsecured and has a due date of December 31, 2008.

On February 12, the Company’s President Rex A. Morden tendered his resignation.  Dr. C. W. Gilluly assumed the position of interim President and CEO, with Chancey White acting as the principle accounting officer.

On April 28, 2008 the annual meeting of the shareholders was held.  The majority shareholders elected C.W. Gilluly as Chairman of the board of directors, and Ms. Chancey White and Dr. Gilluly were re-elected as Officers and Directors for the coming year.

On April 30, 2008 the note holders, Affinity Financial Group, Inc, and C.W. Gilluly, extended the due dates on all notes to December 31, 2008.

The original Articles of Incorporation of the Company authorized the issuance of twenty million (20,000,000) shares of common stock.  Currently, there are twenty million (20,000,000) shares of common stock at par value of $0.001 per share.  The Articles of Incorporation of the Company, subsequently amended in March 1999, authorized the issuance of ten thousand (10,000) shares of preferred stock at par value of $40.00 per share.

Business of Issuer

The Company is currently assessing various options and strategies.  The analysis of new businesses opportunities and new business strategies will be undertaken by the board and senior management.  In analyzing prospective business opportunities, management will consider, to the extent applicable, the available technical, financial and managerial resources of any given business venture.  Management will also consider the nature of present and expected competition; potential advances in research and development or exploration; the potential for growth and expansion; the likelihood of sustaining a profit within given time frames; the perceived public recognition or acceptance of products, services, trade or service marks; name identification; and other relevant factors.

The Company anticipates that the results of operations of a specific business venture may not necessarily be indicative of the potential for future earnings which may be impacted by a change in marketing strategies, business expansion, modifying product emphasis, changing or substantially augmenting management, and other factors.

A decision to participate in a specific business opportunity will be made based upon an analysis of the quality of the prospective business opportunity's management and personnel, asset base, the anticipated acceptability of their products or marketing concepts, the merit of a business plan, and numerous other factors which are difficult, if not impossible, to analyze using any objective criteria.

Should the Company pursue other potential business opportunities, it anticipates they will be referred from various sources, including its officers and directors, professional advisors, and its shareholders, who may present unsolicited proposals.  The Company does not plan to engage in any general solicitation or advertising for a business opportunity, and would rely upon personal contacts of its officers, as well as indirect associations with other business and professional people.  Management's reliance on "word of mouth" may limit the number of potential business opportunities identified.  While it is not presently anticipated that the Company will engage unaffiliated professional firms specializing in business acquisitions or reorganizations, such firms may be retained if management deems it in the best interest of the Company.  As of the filing date there have been no discussions, agreements or understandings with any professional advisors, financial consultants, broker - dealers or venture capitalists.  The Company's present intentions are to rely upon its management and directors to affect those services normally provided by professional advisors or financial consultants.

5

The Company will not restrict its search to any particular business, industry, or geographical location.  Management reserves the right to evaluate and enter into any type of business in any location.  In seeking a business venture, the decision of management will not be controlled by an attempt to take advantage of any anticipated or perceived appeal of a specific industry, management group, product, or industry, but will be based on the business objective of seeking long-term capital appreciation.  The Company may participate in a newly organized business venture or in a more established business.  Participation in a new business venture entails greater risks since, in many instances, management of such a venture may not have a proven track record; the eventual market for such venture's product or services will likely not be established; and the profitability of the venture will be untested and impossible to accurately forecast.  Should the Company participate in a more established venture that is experiencing financial difficulty, risks may stem from the Company's inability to generate sufficient funds to manage or reverse the circumstances causing such financial problems.

If management decides to pursue a merger or acquisition, the Company will be dependent on the nature of the business and the interest acquired.  The Company is unable to determine at this time whether the Company will be in control of the business or whether present management will be in control of the Company following the acquisition.  It may be expected that the business will present various risks, which cannot be predicted at the present time.  If appropriate opportunities present themselves, the Company would acquire businesses, technologies, services or product(s) that the Company believes are strategic.

The Company is currently seeking to find a suitable business combination.  However, there can be no assurance that the Company will be successful in completing a transaction or able to identify, negotiate or finance future acquisitions successfully, or to integrate such acquisitions with its current business.  The process of integrating an acquired business, technology, service or product(s) into the Company may result in unforeseen operating difficulties and expenditures and may absorb significant management attention that would otherwise be available for ongoing development of the Company's business.  Moreover, there can be no assurance that the anticipated benefits of any acquisition will be realized.  Future acquisitions could result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect the Company's business, results of operations and financial condition.

Any future acquisitions of other businesses, technologies, services or product(s) might require the Company to obtain additional equity or debt financing, which might not be available on terms favorable to the Company, or at all, and such financing, if available, might be dilutive.

Employees

At March 31, 2008, the Company used the services of two consultants, both of whom serve as officers of the Company.  The Company has no employees.

ITEM 2.  DESCRIPTION OF PROPERTY

The Company's corporate headquarters are located at: 8463 West Lake Mead Blvd, Las Vegas, Nevada 89128, Phone: 702-354-1358.  This space is provided by one of the Directors of the Company at no cost to the Company.

ITEM 3.  LEGAL PROCEEDINGS

As of the date hereof, Mobile Nation, Inc. is not a party to any material legal proceedings, and none are known to be contemplated against Mobile Nation, Inc.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On February 16, 2005 the Company's Board of Directors, comprising a majority of the company's voting shares, approved a 10 to 1 reverse stock split.  The par value of the common stock was not affected by these splits and remains at $.001 per share.

6

PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

The common stock of the Company is currently quoted on the OTC Bulletin Board Pink Sheets under the stock symbol: MTNT.  There has been little or no trading activity and the market for the Company's Common Stock is extremely limited at present.  The quotations reflect inter-dealer prices, without retail mark-up, markdown or commission and may not represent actual transactions.

Quarterly period		High	Low
2007:
	First Quarter (January 1 - March 31)	3.00	1.05
	Second Quarter (April 1 - June 30)	3.00	1.05
	Third Quarter (July 1 - September 30)	3.00	1.05
	Fourth Quarter (October 1 - December 31)	1.05	0.35
2008:		0.35	0.35
	First Quarter (January 1 - March 31)	0.35	0.35

Holders

The number of holders of record of common stock as of May 18, 2008 was seven hundred sixty (760).

Dividends

Holders of common stock are entitled to receive such dividends as the board of directors may from time to time declare out of funds legally available for the payment of dividends.  No dividends have been paid on our common stock, and we do not anticipate paying any dividends on our common stock in the foreseeable future.

Recent Sales of Unregistered Securities

On July 3, 2003, the Board and shareholders of Wolfstone effected a 1-for-50- share reversal resulting in a total of 73,500 shares of common stock outstanding remaining in Wolfstone.  Additionally, the Board issued 4,000,000 shares of common stock to Mobile Nation, Inc. in anticipation of a proposed merger of the two companies.  The proposed merger that caused the issuance of the 4,000,000 shares of common stock to Mobile Nation was rescinded in October 2003, and 3,520,000 shares of common stock were returned to the treasury and cancelled.

At this same time, in October, 2003, five of the directors tendered their resignations.  A new director was added to the remaining two-man Board of Directors to pursue alternative business opportunities, a 10-for-1 stock split was affected and members of the Board of Directors retained the 480,000 pre- stock split shares (4,800,000 post split shares) of restricted common stock for management services rendered and to be rendered over the balance of the calendar year in pursuing and assessing various options and strategies for the Company.

ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements, including among others:

You can identify forward-looking statements generally by the use of forward- looking terminology such as "believes," "expects,"  "may," "will," "intends," "plans," "should," "could," "seeks," "pro forma," "anticipates," "estimates," "continues," or other variations thereof, including their use in the negative, or by discussions of strategies, opportunities, plans or intentions.  You may find these forward-looking statements under the captions "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Description of Business," as well as captions elsewhere in this report.  A number of factors could cause results to differ materially from those anticipated by forward-looking statements, including those discussed under "Risk Factors" and "Description of Business."

7

These forward-looking statements necessarily depend upon assumptions and estimates that may prove to be incorrect.  Although we believe that the assumptions and estimates reflected in the forward-looking statements are reasonable, we cannot guarantee that we will achieve our plans, intentions or expectations.  The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ in significant ways from any future results expressed or implied by the forward- looking statements.

General

Mobile Nation will continue to devote the major portion of its resources to developing a business strategy to either purchase or merge with a business enterprise that will benefit the Company.  There can be no assurance that we will have or create the ability to manage our operations, including the amount and timing of capital expenditures and other costs relating to the expansion of our operations, compete with the introduction and development of different or more extensive communities by direct and indirect competitors, including those with greater financial, technical and marketing resources, and overcome our inability to attract, retain and motivate qualified personnel and address general economic conditions.

The Company has not achieved profitability to date and we anticipate that we will continue to incur losses for the foreseeable future.  As of our fiscal years ending March 31, 2008 and 2007, we had an accumulated deficit of approximately $408,662 and $450,893 respectively.  There can be no assurances that we can achieve or sustain profitability or that our operating losses will not increase in the future.

We are currently assessing various options and strategies.  The analysis of new businesses opportunities and evaluating new business strategies will be undertaken by or under the supervision of our President.  In analyzing prospective businesses opportunities, management will consider, to the extent applicable, the available technical, financial and managerial resources of any given business venture.  Management will also consider the nature of present and expected competition; potential advances in research and development or exploration; the potential for growth and expansion; the likelihood of sustaining a profit within given time frames; the perceived public recognition or acceptance of products, services, trade or service marks; name identification; and other relevant factors.  We anticipate that the results of operations of a specific business venture may not necessarily be indicative of the potential for future earnings, which may be impacted by a change in marketing strategies, business expansion, modifying product emphasis, changing or substantially augmenting management, and other factors.

We will analyze all relevant factors and make a determination based on a composite of available information, without reliance on any single factor.

The period within which we will decide to participate in a given business venture cannot be predicted and will depend on certain factors, including the time involved in identifying businesses, the time required us to complete our analysis of such businesses, the time required to prepare appropriate documentation and other circumstances.

Results of Operations

The Company has not generated any revenues from operations since its inception on March 15, 1990.  We have scaled operations down to a minimum and we are now actively searching for a merger candidate and/or a significant acquisition.

In our opinion, we do not have the available funds to satisfy our working capital requirements and we need to raise additional capital to conduct our operations.  Such additional capital may be raised through public or private financing as well as by borrowings and other sources.  We cannot guarantee that additional funding will be available on favorable terms, if at all.  If adequate funds are not available, we may have to contemplate a plan of reorganization and/or liquidation in the event that we do not acquire financing.

We are not currently conducting any research and development activities, other than the search for a merger candidate.  We do not anticipate conducting any other such activities in the foreseeable future.  We also do not currently plan to expend any significant funds on capital expenditures or hiring of additional employees within the next twelve months.

Liquidity and Capital Resources

We have little or no cash available to operate and will rely on the current officers and directors to provide monies as needed to maintain our operations as we seek and evaluate business opportunities.

We have limited other financial resources available, which continue to have an adverse impact on our liquidity, activities and operations.  These limitations have adversely affected our ability to pursue certain projects and additional business opportunities.  Without realization of additional capital, it would be unlikely for us to continue as a going concern.  Additional working capital may be sought through additional debt or equity private placements, additional notes payable to banks or related parties (officers, directors or stockholders), or from other available funding sources at market rates of interest, or a combination of these.  The ability to raise necessary financing will depend upon many factors, including the nature and prospects of any business to be acquired and the economic and market conditions prevailing at the time financing is sought.  No assurances can be given that the necessary financing can be obtained on favorable terms - if at all.

8

Effect of Inflation

Inflation did not have any significant effect on the operations of the Company during the fiscal years ended March 31, 2007 and 2008. Further, inflation is not expected to have any significant effect on the future operations of the Company.

Impact of New Accounting Pronouncements

During the past several fiscal years, there were several new accounting pronouncements issued by the Financial Accounting Standards Board (FSAB), the most recent of which was Statements on Financial Accounting Standards (SFAS) No. 162, The Hierarchy of Generally Accepted Accounting Principles and SFAS No. 163, Accounting for Financial Guarantee Insurance Contracts – an interpretation of FASB Statement No. 60.  Each of these pronouncements, as applicable, has been or will be adopted by the Company.  Management does not believe the adoption of any of these accounting pronouncements has had or will have a material impact on the Company's financial position or operating results.

Risk Factors

An investment in our common stock involves a high degree of risk.  In addition to the other information in this document, you should carefully consider the following risk factors before deciding to invest in shares of our common stock.  If any of the following risks actually occurs, it is likely that our business, financial condition and operating results would be harmed.  As a result, the trading price of our common stock could decline, and you could lose part or all of your investment.
We have no history of significant revenues, have incurred recurring losses, and expect to continue to incur losses in the future and may never achieve profitably.

We have no history of significant revenues, have not been profitable and may experience continued losses.  Historically, we have relied upon cash from financing activities to fund all of the cash requirements of our activities and have incurred significant losses and experienced negative cash flow.  As of our fiscal year ended March 31, 2008, we had an accumulated deficit of $408,662.  We cannot predict when we will become profitable or if we ever will become profitable, and we may continue to incur losses for an indeterminate period of time and may never achieve or sustain profitability.

Our independent auditors have issued a report questioning our ability to continue as a going concern.  This report may impair our ability to raise additional financing and adversely affect the price of our common stock.

The report of our independent auditors contained in our financial statement for the fiscal year ended March 31, 2008 includes a paragraph that explains that we have incurred substantial losses and have a working capital deficit.  This report raises substantial doubt about our ability to continue as a going concern.  A report of independent auditors questioning a company's ability to continue as a going concern is generally viewed unfavorably by analysts and investors.  This report may make it difficult for us to raise additional debt or equity financing.  We urge potential investors to review this report before making a decision to invest.

Our common stock price is subject to significant volatility, which could result in substantial losses for investors and in litigation against us.

The stock market as a whole and individual stocks historically have experienced extreme price and volume fluctuations that often have been unrelated to the performance of the related corporations.  The market price of our common stock may exhibit significant fluctuations in the future in response to various factors, many of which are beyond our control and which include:

•	variations in our quarterly operating results, which variations could result from, among other things, changes in the needs of one or more of our customers;
•	changes in market valuations of similar companies and stock market price and volume fluctuations generally;
•	economic conditions specific to the industries in which we operate;
•	future sales of our common stock or other debt or equity securities.

Because we are subject to the "Penny Stock" rules, the level of trading activity in our stock may be reduced.

Broker-dealer practices in connection with transactions in "penny stocks" are regulated by penny stock rules adopted by the Securities and Exchange Commission (SEC).  Penny stocks, like shares of our common stock, generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on Nasdaq).

The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market.  The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker- dealer is the sole market maker, the broker- dealer must disclose this fact and the broker-dealer's presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer's account.  In addition, broker- dealers who sell these securities to persons other than established customers and "accredited investors" must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction.  Consequently, these requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security subject to the penny stock rules, and investors in our common stock may find it difficult to sell their shares. Because our stock is not listed on a national securities exchange, you may find it difficult to dispose of or obtain quotations for our common stock.

Our common stock trades under the symbol "MTNT" on the OTC Bulletin Board(R) Pink Sheets.  Because our stock trades on the OTC Bulletin Board(R) Pink Sheets, rather than on a national securities exchange, you may find it difficult to either dispose of, or to obtain quotations as to the price of, our common stock.
9

ITEM 7.  FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

Turner Stone & Company, LLP
12700 Park Central Drive
Suite 1400
Dallas, Texas 75251

Board of Directors and Stockholders
Mobile Nation, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheet of Mobile Nation, Inc., (the Company) (a development stage company) as of March 31, 2008, and the related statements of operations, stockholders' deficit, and cash flows for the years ended March 31, 2008 and 2007 and for the period March 15, 1990 (inception) through March 31, 2008.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mobile Nation, Inc., at March 31, 2008, and the results of its operations and cash flows for the above referenced periods in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has no business operations and has a net working capital deficiency, both of which raise substantial doubt about its ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Certified Public Accountants
June 9, 2008

MOBILE NATION, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
MARCH 31, 2008

Assets
Current assets:
Cash	$8,686
Total assets	$8,686

Liabilities and Stockholders’ Deficit
Current liabilities
Accrued interest payable, a related party	$24,814
Notes payable, directors	40,000
Notes payable, AFG, a related party	55,000
Convertible note payable, AFG a related party	75,000
Total current liabilities	194,814
Commitments and contingencies (Note 3)

Stockholders’ deficit:
Preferred stock, 10,000 shares authorized, no shares issued and outstanding, no rights or privileges designated	-
Common stock, $.001 par value, 20,000,000 shares authorized, 573,500 shares issued and outstanding	574
Additional paid-in capital	221,960
Deficit accumulated during the development stage	(408,662)
Total stockholders’ deficit	(186,128)
Total liabilities and stockholders’ deficit	$8,686

The accompanying notes are an integral part of the financial statements.

MOBILE NATION, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
AND FOR THE PERIOD MARCH 15, 1990 (INCEPTION)
THROUGH MARCH 31, 2008

	2008		2007		Cumulative from Inception
Revenues	$		$		$

Operating expenses:
General and administrative		22,930		22,432		429,023
Operating loss		(22,930)		(22,432)		(429,023)

Other income (expense):
Merger fee income		105,000		50,000		165,000
Merger fee expense		(25,000)		(5,000)		(80,000)
Interest expense		(14,839)		(18,486)		(64,639)
Total other income		65,161		26,514		20,361

Income (loss) before provision for income taxes		42,231		4,082		(408,662)
Provision for income taxes		(14,359)		(1,388)
Federal income tax benefit for utilization of net operating loss carry forwards		14,359		1,388
Net income (loss)		$42,231		$4,082	$	(408,662)

Weighted average shares outstanding:
Basic		573,500		573,500
Diluted		869,796		869,796

Net income per share:
Basic		$0.07		$0.01
Diluted		$0.06		$0.01

The accompanying notes are an integral part of the financial statements.

MOBILE NATION, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF STOCKHOLDERS' DEFICIT
FOR THE PERIOD MARCH 15, 1990 (INCEPTION)
THROUGH MARCH 31, 2008

	Preferred Stock		Common Stock		Additional Paid-In Capital	Accumulated Deficit	Total
	Shares	Amount	Shares	Amount
Balance at March 15, 1990			$40	$-	$370	$(295)	$75
Common stock issued for services			352		2,424		2,424
Acquire oil and gas properties	7,000	280,000	493	1	82,807,828		83,087,829
Additional capital contributed					22,286		22,286
Fair value of salaries donated					151,500		151,500
Reclassify common stock for repurchase obligation				(1)	(212,500)		(212,500)
Rescission of oil and gas purchase:
Common stock shares not returned in lieu of services	(7,000)	(280,000)			(82,804,200)		(83,084,200)
Cancellation of repurchase obligation				1	212,500		212,500
Issuance of preferred stock for services	1,100,000	2,200					2,200
Common stock for services			27,741	28	9,972		10,000
Conversion of preferred stock	(1,100,000)	(2,200)	44,874	45	2,155
Stockholder advances contributed as additional paid in capital					22,725		22,725
Issuance of shares for acquisition of Mobile Nation, Inc.			3,520,000	3,520	31,680		35,200
Common stock for services			480,000	480	4,320		4,800
Shares returned to treasury			(3,520,000)	(3,520)	(31,680)		(35,200)
Common stock for services			20,000	20	1,980		2,000
Additional capital contributed					600		600
Net loss						(378,704)	(378,704)

Balance at March 31, 2005			573,500	574	221,960	(378,999)	(156,465)
Net loss						(75,976)	(75,976)

Balance at March 31, 2006			573,500	574	221,960	(454,975)	(232,441)
Net income						4,082	4,082

Balance at March 31, 2007			573,500	574	221,960	(450,893)	(228,359)
Net income						42,231	42,231

Balance at March 31, 2008		$-	573,500	$574	$221,960	$(408,662)	$(186,128)

The accompanying notes are an integral part of the financial statements.

MOBILE NATION, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
AND FOR THE PERIOD MARCH 15, 1990 (INCEPTION)
THROUGH MARCH 31, 2008

	2008	2007	Cumulative from Inception
Cash flows from operating activities:
Net income (loss)	$42,231	$4,082	$(408,662)
Adjustment to reconcile net income (loss)
to net cash used in operating activities:
Fair value of salaries donated as capital			151,500
Common stock issued for services			25,053
(Increase) decrease in prepaid expenses	25,000	(25,000)
Increase (decrease) in accounts payable		(2,500)
Increase (decrease) in accrued interest payable	(24,986)	18,587	24,814
Increase (decrease) in non-refundable deposits	(100,000)		(100,000)
Net cash used in operating activities	(57,755)	(4,831)	(307,295)

Cash flows from investing activities:
Advances to former stockholders			(14,018)
Repayment of advances from former stockholders			14,018
Advances from stockholders			22,725
Net cash provided by investing activities	-	-	22,725

Cash flows from financing activities:
Proceeds from contributed capital			23,256
Proceeds from non-refundable deposits		100,000	100,000
Proceeds from notes payable, AFG	60,000	7,500	142,500
Repayment of notes payable, AFG	(67,500)	(12,500)	(87,500)
Proceeds from convertible note payable, AFG			77,700
Repayments of convertible note payable			(2,700)
Proceeds from note payable, directors	15,000	10,000	82,500
Repayment of notes payable, directors		(42,500)	(42,500)
Proceeds from advance, AFG	25,000		25,000
Repayment from advance, AFG	(25,000)		(25,000)
Net cash provided by financing activities	7,500	62,500	293,256

Net increase (decrease) in cash	(50,255)	57,669	8,686
Cash at beginning of period	58,941	1,272
Cash at end of period	$8,686	$58,941	$8,686

Supplemental Schedule of Non-Cash Investing and Financing Activities

	2008	2007	Cumulative from Inception
Stockholder advances forgiven and converted to additional paid-in capital	$	$	$22,725
Issuance of preferred stock in exchange for services (converted to common stock)			2,200

The accompanying notes are an integral part of the financial statements.

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and business

Mobile Nation, Inc. (the Company) was incorporated in the state of Delaware on March 15, 1990 under the name Integrated Direct, Inc. (IDI).  IDI operated a direct mail business until it filed for protection under Chapter 11 of the bankruptcy code on September 22, 1992.  On June 8, 1994, the case was converted to Chapter 7 and on December 17, 1998 IDI was discharged from its debts and it emerged from bankruptcy.  On February 23, 1999, IDI reincorporated in the state of Nevada and issued 40 common stock shares in exchange for all of the 5,905,735 common stock shares of IDI, effecting a 20 to 1 reverse stock split and changing its domicile from Delaware to Nevada.  On that date, IDI changed its name to Wolfstone Corporation (Wolfstone).  There were no assets or liabilities of IDI prior to this transaction.  Between April 1999, and August 2003, Wolfstone attempted three merger/acquisitions but was not able to raise sufficient capital to support the transactions.  In June 2003, an attempted merger with Mobile Nation, Inc. was established by issuing 4,000,000 shares of common stock.  Mobile Nation, Inc.’s management assumed substantial control of Wolfstone and the Company’s name was changed to Mobile Nation, Inc.  In October 2003, the parties in the above transaction returned 3,520,000 securities issued with no claims or rights to the assets optioned in the original plan, effectively rescinding the transaction.  The Company is in the development stage and is currently assessing various business options and strategies.

Business combinations and subsequent rescission

During April 1999, the Company acquired oil and gas properties through two subsidiaries in transactions accounted for as purchases as described below.  In both acquisitions, the purchase price was allocated to the fair values of the assets acquired with no portion of the purchase price allocated to goodwill.

The Company acquired 100% of the outstanding common stock of Texas International Petroleum, Inc. (TIP), a Texas corporation, on April 3, 1999, in exchange for 2,000,000 common stock shares and 2,000 Class B preferred shares valued at $40 per share.  TIP owned oil and gas properties.

TIP acquired 100% of the outstanding common stock of Subsurface Energy Corp. (SEC), a Texas corporation, on April 9, 1999 in exchange for 1,628,727 TIP Class A preferred convertible shares valued at $20 per share and 5,000 Class B preferred shares of the Company valued at $40 per share.  The conversion rate was 1:1 and entitled the stockholder to convert into common stock shares of the Company.

On June 6, 1999, stockholders of the TIP Class A preferred stock converted their shares into 1,628,727 shares of the Company's common stock.  However, the Company was not able to raise sufficient capital to support the planned drilling program involving the oil and gas properties acquired and formal oil and gas operations were never commenced.  As a result, in April 2000, the parties to the above purchase transactions entered into an agreement to rescind the purchase transactions with all securities issued by the Company being returned to the Company and the oil and gas properties acquired being returned to TIP and SEC with no claims or rights to the oil and gas properties.

In June 2003, 4,000,000 shares of common stock were issued in a merger/acquisition with Mobile Nation, Inc.  On July 23, 2003, the Board of Directors consummated the merger and changed the name to Mobile Nation, Inc.  In connection with this merger, the Board authorized a 50 to 1 reverse split of its common stock.  In September 2003, Mobile Nation was unable to raise sufficient capital to secure key assets essential to the merger and, on October 13, 2003, 3,520,000 shares were returned with no claims or rights.

Asset Purchase Agreement and subsequent termination

On May 4, 2004, the Company entered into an Asset Purchase Agreement (Agreement)pursuant to Section 363 of the United States Bankruptcy Code to purchase the Assets of Lodging & Gaming Systems, Inc. (LGS) and Gamet Technologies, Inc. (GAMET).  Both companies are incorporated in the State of Nevada.  LGS and GAMET are in the business of developing, manufacturing and selling software technologies for casino management systems and operations.

On December 29, 2003, LGS and GAMET (collectively referred to as Debtor) filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Nevada.

On July 23, 2004, upon completing extensive due-diligence the Company terminated the Asset Purchase Agreement dated May 4, 2004 between GAMET Technology, Inc. and Lodging & Gaming Systems, Inc.

Potential Merger and Acquisition Candidates

On October 7, 2005, the Company entered into a letter of intent ("LOI") with a potential merger candidate. In accordance with the terms of the LOI the Company received a non-refundable deposit in the amount of $10,000. The proposed transaction was never consummated. The agreement was terminated after a 30 day time period as outlined in the terms of the agreement. Because the Company incurred no expenses related to the transaction, the amount was recorded as other income.

On February 27, 2006, the Company entered into a letter of intent ("LOI") with Dental Spas LLC., (Dental Spas) as a potential merger candidate. Pursuant to the terms of the agreement the "LOI" expired on May 1, 2006. The proposed transaction was never consummated. The agreement was terminated as outlined in the terms of the agreement.

On December 8, 2006, the Company entered into a letter of intent ("LOI") with The World Series of Golf, Inc., as a potential merger candidate. The Company received a non-refundable deposit in the amount of $50,000. The agreement "LOI" expired on March 8th, 2007. The proposed transaction was never consummated. The agreement was terminated as outlined in the terms of the agreement.

On March 9, 2007 the Company entered into a letter of intent (“LOI”) with M633, Inc., as a potential merger candidate.  In accordance with the terms of the LOI, the Company received a non-refundable deposit in the amount of $100,000.  The “LOI” expired on June 9, 2007.  However, on June 25, 2007 the Company agreed to extend the proposed closing date to September 30, 2007.  The extension was subject to an additional non-refundable deposit of $25,000 being paid to the Company on or before July 31, 2007.  The Company received an initial payment of $5000 towards the extension on June 26, 2007.  The remaining balance was never received and the proposed extension was never consummated and the “LOI” agreement was terminated as outlined in the terms and conditions of the agreement on August 2, 2007.

On March 9, 2007 the Company entered into a finder's fee agreement with Capital Media Partners, LLC. Mobile Nation paid a fee of $25,000 in connection with the proposed merger with M633, Inc., the Company recorded this transaction as a merger expense.

On May 20, 2008, the Company entered into a Share Purchase Agreement with Mongsource USA, LLC (“Mongsource USA”), under which Mongsource USA agreed to purchase, and the Company agreed to sell, an aggregate of 19,426,500 shares of common stock of Mobile Nation, Inc for a purchase price of $200,000, or $0.0103 per share. The transaction is expected to close on or before July 31, 2008.

Basis of  Presentation

Going Concern

These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern that contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business.  As of March 31, 2008, the Company has not recognized any substantial revenue to date and has accumulated operating losses of $408,662 since its inception.  The Company's ability to continue as a going concern is contingent upon the successful completion of additional financing arrangements and its ability to achieve and maintain profitable operations.  Management plans to raise equity capital to finance the operating and capital requirements of the Company.  Amounts raised will be used for further development of the Company's products, to provide financing for marketing and promotion, to secure additional property and equipment, and for other working capital purposes.  While the Company is expending its best efforts to achieve the above plans, there is no assurance that any such activity will generate funds that will be available for operations.  These conditions raise substantial doubt about the Company's ability to continue as a going concern.  These financial statements do not include any adjustments that might arise from this uncertainty.  See Note 7 regarding the recent Share Purchase Agreement.

Development stage activities

Since the Company's bankruptcy filing in September 1992, the Company has not conducted any business operations.  All of the Company's operating results and cash flows reported in the accompanying financial statements from its inception are considered to be those related to development stage activities and represent the 'cumulative from inception' amounts from its development stage activities required to be reported pursuant to Statements of Financial Accounting Standards (SFAS) No. 7, Development Stage Enterprises.

Management estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that effect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and cash flows

The Company maintains its cash, which, at times, may exceed federally insured limits.

At March 31, 2008, none of the Company's cash held in banks was in excess of FDIC insurance coverage.  The Company has not experienced any losses in such accounts and it believes it is not exposed to any significant risks affecting cash.  For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with original maturities of less than three months to be cash equivalents.

None of the Company's cash is restricted.  Additionally, no taxes were paid during each of the years ended March 31, 2008 and 2007 or during the period March 15, 1990 (inception) through March 31, 2008.

Net income (loss) per common share

In accordance with Financial Accounting Standard No. 128, Earnings Per Share, basic loss per common share is computed using the weighted average number of common shares outstanding.  Diluted earnings per share is computed using weighted average number of common shares plus dilutive common share equivalents outstanding during the period using the treasury stock method. Diluted loss per share amounts reflect the maximum dilution that would have resulted from the conversion of the convertible note payable (Note 4).  Diluted loss per share amounts are computed by dividing the net income (loss) by the weighted average number of common stock shares outstanding plus the assumed conversion of the convertible note payable, including the outstanding interest of $ 7,963  into an equivalent number of common stock shares.

For the years ended March 31, 2008 and 2007, basic income or loss per share amounts are based on 573,500 weighted average shares of common stock outstanding.  For the years ending March 31, 2008 and 2007 the diluted earnings per share amounts are based on 869,500 weighted average shares of common stock outstanding.

2.  CAPITAL STRUCTURE DISCLOSURES

Preferred Stock

Originally, in connection with the Company's April 1999 acquisition of oil and gas properties (Note 1), the Company designated 7,000 shares of Class B 5% cumulative preferred stock, which were convertible into the Company's common stock shares at a ratio of 3:1.  The Class B stockholders had liquidation preference over the common stockholders.  However, with the rescission of this acquisition in April 2000, these shares were cancelled.

On September 10, 2000, the Company issued 1,100,000 shares of convertible preferred stock.  The holders of the convertible preferred stock could convert each such share of convertible preferred stock into 2 shares of common stock.  No other rights or preferences were established.  The obligation resulted from services performed in the amount of $2,200 in connection with officers/directors maintaining and funding the ongoing expenses of the Company.  It was subsequently determined that the preferred issuance, as approved in the minutes of the Company did not fall within the authorized capital structure of the Company and the obligation was restructured to match the intent of the preferred shares issuance, which would have resulted in 55 preferred shares being issued.  During the year ended March 31, 2003, all convertible preferred stock was converted to 44,874 common stock shares and no preferred stock shares remain outstanding.

Stock options and warrants

As of March 31, 2008 and during the period March 15, 1990 (inception) through March 31, 2008, the Company has not adopted any employee stock option plans and no other stock options or warrants have been granted or issued.

3.  COMMITMENTS AND CONTINGENCIES

Leases

The Company's office facilities are currently being provided without charge by a Company director.  The fair rental value of this space provided is not material.  At March 31, 2008, the Company was not obligated under any non-cancelable operating or capital lease agreements.

Litigation

The Company is subject to legal proceedings and claims which arise in the ordinary course of its business.  However, the Company is currently not a party to any legal proceeding, pending or threatened.

4.  RELATED PARTY TRANSACTIONS

Advances from stockholders/officers

During the period March 15, 1990 (inception) through March 31, 2003, the Company received a total of $22,725 of non-interest bearing advances from its stockholders/officers.  The advances were due upon demand as funds were available and were unsecured.  On March 31, 2003, all $22,725 of these advances were contributed to the Company as additional paid-in capital.

Notes payable, directors

During the year ended March 31, 2004, the Company received $50,000 from a director.  This note has an interest rate of 6% per annum, is unsecured and had an original due date of December 31, 2005.  On April 30, 2008, this note was renewed with the same terms and a due date of December 31, 2008.  On March 12, 2007 a payment of $25,000 was made on the principal amount.  As of March 31, 2008, accrued interest payable totaled $11,354.

On February 8th, 2008 a note payable (Gilluly Note) was issued to a Company director, C.W. Gilluly, for $15,000 loaned to the Company.  The Gilluly Note has an interest rate of 12% per annum, is unsecured and has a due date of December 31, 2008.   As of March 31, 2008, accrued interest payable totaled $252.

During the year ended March 31, 2005, the Company received $5,000 from the Company's President and director.  This note had an interest rate of 8% per annum, was unsecured and had an original due date of December 31, 2005.  On January 25, 2007, the principal amount of the note was paid in full.  At March 31, 2007, accrued interest payable totaled $934.  The $907 of interest was paid in May 2007 with $27 payable at March 31, 2008.

During the year ended March 31, 2006, the Company received $2,500 from the Company's President and director.  This note had an interest rate of 10% per annum, was unsecured and due on or before December 31, 2006.  On January 25, 2007, the principal amount of the note was paid in full.  At March 31, 2007, accrued interest payable totaled $267.  The interest was paid in full in May 2007.

In April 2006, the Company received $10,000 from the Company's president and director.  This note had an interest rate of 10% per annum, was unsecured and was due on or before December 31, 2006.  On January 25, 2007, the principal amount of the note was paid in full.  At March 31, 2007, accrued interest payable totaled $600. The interest was paid in full in May 2007.

Notes payable, AFG

During the year ended March 31, 2005, the Company received a total of $17,500 from Affinity Financial Group, Inc. (AFG).  AFG is wholly owned by Rex A. Morden, a former director and officer of the Company.  The notes have an interest rate of 8% per annum, are unsecured and had an original due date of December 31, 2005. April 30, 2008, this note was renewed with the same terms and a due date of December 31, 2008. On January 25, 2007, a payment of $12,500 was applied to the principal amount.  Accrued interest paid during the year totaled $983 with an accrued payable of $473 at March 31, 2008.

During the year ended March 31, 2006, the Company received $50,000 from AFG in exchange for a note payable.  The note has an interest rate of 10% per annum, is unsecured and due on or before December 31, 2006.  On April 30, 2008, this note was renewed with the same terms and a due date of December 31, 2008.  Accrued interest paid during the year totaled $6,582 with an accrued payable of $4,557 at March 31, 2008.

On July 31, 2006, a note payable (Affinity Note) was issued to Affinity Financial Group, Inc. for $7,500 loaned to the Company.  The Affinity Note was at an interest rate of ten percent (10%) per annum and had an original due date of December 31, 2006, and then extended to December 31, 2007.  The principal amount of the note was paid in July, 2007 and subsequently accrued interest of $500 was paid, with a balance of $188 due and payable at March 31, 2008.

On December 28, 2007, a note payable (Affinity Note) was issued to Affinity Financial Group, Inc. for the $25,000 unpaid portion of the $50,000 short term advance to the Company in August, 2007.  The Note bears an interest rate of ten percent (10%) per annum is unsecured and due on or before December 31, 2008.  As an inducement to payoff, the note interest was waived and the note was paid in full in February 2008.

On March 9th, 2007, the Company entered into a finder's fee agreement with Capital Media Partners, LLC. Mobile Nation paid a fee of $25,000 in connection with the proposed merger with M633, Inc., the Company recorded this transaction as a merger expense.

Convertible note payable, AFG

During the year ended March 31, 2004, the Company received $77,700 from AFG in exchange for a convertible note payable.  During the year ended March 31, 2005, $2,700 of this amount was repaid.  The Affinity Note is at an interest rate of ten percent (10%) per annum and had an original due date of December 31, 2006.  The note is unsecured, due upon demand and is convertible, at the option of the holder, into common shares at 80% of the then current market price at any time prior to the repayment of the principal and any accumulated accrued interest.  On April 30, 2008, the due date on this note was extended to December 31, 2008.  Accrued interest paid during the year totaled $27,865 with an accrued payable of $7,963 at March 31, 2008.

5.  INCOME TAXES

The Company recognizes deferred tax assets and liabilities based on the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  In addition, future tax benefits, such as those from net operating loss carry forwards, are recognized to the extent that realization of such benefits is more likely than not.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  At March 31, 2008 the Company had a deferred tax asset totaling approximately $138,818 which relates to the Company's cumulative net operating loss carry forward totaling approximately $408,289 and timing differences relating to the deductibility of accrued interest to related parties.  This deferred tax asset has been fully offset by a valuation allowance.  The Company does not have any other deferred tax assets or liabilities.

The Tax Reform Act of 1986 imposed substantial restrictions of the utilization of net operating loss and tax credit carry forwards in the event of an "ownership change" as defined by the Section 382 of the Internal Revenue Code of 1986. If the Company has an "ownership change" as defined by the Internal Revenue Code of 1986, the Company's ability to utilize the net operating losses could be reduced.

A reconciliation of income tax expense (benefit) at the statutory federal rate of 34% to income tax expense at the Company's effective tax rate for the years ended March 31, 2008 and 2007 and for the period March 15, 1990 (inception) through March 31, 2008 is as follows:

	Year Ended March 31, 2008	Year Ended March 31, 2007	Period March 15, 1990 (inception) through March 31, 2008
Tax expense is as follows	$14,359	$1,388	$(138,945)
(Decrease) increase in valuation allowance	(14,359)	(1,388)	138,945
	$0	$0	$0

The Company uses the accrual method of accounting for income tax reporting purposes.  At March 31, 2008, the significant components of the Company's deferred tax asset are summarized as follows:

Deferred tax assets:
Interest on related party debt	$5,045
Net operating loss carry forwards	132,549
Other	1,351
Less valuation allowance	(138,945)
Net deferred tax asset	$-

6.  RECENT ACCOUNTING PRONOUNCEMENTS

There are several new accounting pronouncements issued by the Financial Accounting Standards Board (FASB) the most recent of which was Statement on Financial Accounting Standards (SFAS) No. 163, Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60 and FAS 162, The Hierarchy of Generally Accepted Accounting Principles. Each of these pronouncements, as applicable, has been or will be adopted by the Company.  Management does not believe the adoption of any of these accounting pronouncements has had or will have a material impact on the Company’s financial position or operating results.

7.  SUBSEQUENT EVENTS

On May 20, 2008, the Company entered into a Share Purchase Agreement with Mongsource USA, LLC (“Mongsource USA”), under which Mongsource USA agreed to purchase, and the Company agreed to sell, an aggregate of 19,426,500 shares of common stock of Mobile Nation, Inc for a purchase price of $200,000, or $0.0103 per share. The transaction is expected to close on or before July 31, 2008.

On May 26, 2008, the Company paid the remaining principal balance of $25,000 due on a note to C.W. Gilluly dated October 27, 2003. The interest remains unpaid and is to be resolved on or before the proposed closing date of July 31, 2008 with Mongsource USA.

On May 28th, 2008, the Company paid the principal amount owed AFG, Inc. on the convertible note of $75,000. As an inducement, AFG, Inc. waived any and all stock conversion rights to the remaining interest owed. The interest on the note remains unpaid and is to be resolved on or before the proposed closing date of July 31, 2008 with Mongsource USA.

ITEM 8.   CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 8A - CONTROL AND PROCEDURES

Our Chief Executive Officer and Chief Financial Officer (our principal executive officer and principal financial officer, respectively) have concluded, based on their evaluation as of March 31, 2008, that the design and operation of our "disclosure controls and procedures" (as defined in Rule 13a -15(e) under the Securities Exchange Act of 1934, as amended, or the Exchange Act) were not effective with respect to the Company’s Cash Flow Statement and related party transactions. As of the date of this filling management has addressed this issue to ensure that information required to be disclosed by us in the reports filed or submitted by us under the Exchange Act is accumulated, recorded, processed, summarized and reported to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding whether or not disclosure is required.

During the year ended March 31, 2008, there were no changes in our "internal controls over financial reporting" (as defined in Rule 13a- 15(f) under the Exchange Act) that have materially affected, or are reasonably likely to materially affect, our internal controls over financial reporting.

ITEM 8B - Others

None
PART III

ITEM 9.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

The following table sets forth the current officers and directors of Mobile Nation, Inc.
Name	Age	Position
Christopher William ("C.W.") Gilluly	62	President, CEO, and Director
Chancey White	34	Secretary, Treasurer and Director

Director's and Officer's Experience

Christopher William ("C.W.") Gilluly, Director, Dr. Gilluly has extensive experience with start-up, turnaround, and high-risk/high-growth companies. He has been the Chairman, CEO and/or President of three publicly traded companies and three privately held companies in industries ranging from high tech Internet information to federal government contracting to biological weapons defense.  Additionally, Dr. Gilluly has in-depth, hands-on experience with mergers and acquisitions and corporate restructuring.  He holds a B.S. in Mechanical Engineering from Marquette University, an M.A. in Administration from Chapman College and an Ed.D. from Catholic University of America.

Chancey White, Secretary, Director, Ms. White began her professional career heading up public relations and overseeing the daily operations for the corporate offices of a publicly traded biotech company.  Ms. White also handled public relations, marketing strategies, and business development for The Effects Network, a privately held Nevada corporation providing specialty design and fabrications for the gaming, tourism, and entertainment industries.  Ms. White was the director of business development for The Keith Companies, Inc. a NASDAQ listed engineering & consulting services firm based on the west coast.  Additionally Mrs. White was Vice President of Plise Development and Construction, LLC, a Nevada based company that specializes in the development and construction of professional/medical office, warehouse and retail space.  Most recently Ms. White co-founded and launched Executive Health and Wellness Center a concierge medical center in Las Vegas.  Ms. White graduated from the University of Nevada, Las Vegas majoring in Communications Studies and Public Relations.

Directors are elected in accordance with our bylaws to serve until the next annual stockholders meeting.  Mobile Nation, Inc. does not currently pay compensation to directors for services in that capacity.

Officers are elected by the board of directors and hold office until their successors are chosen and qualified, until their death or until they resign or have been removed from office.  All corporate officers serve at the discretion of the board of directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.  These officers, directors and stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all such reports that they file.

Based solely upon a review of copies of these reports furnished to us during 2004 and thereafter, or written representations received by us from reporting persons that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our reporting persons during 2008 were complied with.

Board Committees

Our board of directors does not have an Audit Committee.  In the absence of an Audit Committee, the entire board of directors intends to satisfy the duties of that committee.

Audit Committee.  We do not currently have an Audit Committee.  In addition, having no Audit Committee, we do not have an Audit Committee financial expert.  As a small, development-stage company, it has been exceedingly difficult for us to attract an independent member of our board of directors, who would qualify as an Audit Committee financial expert, to serve as the sole member of the Audit Committee of our board of directors.  We plan to form an Audit Committee consisting solely of one or more independent members of our board of directors, at least one of whom will qualify as an Audit Committee financial expert under the rules and regulations of the Securities and Exchange Commission, once we are able to identify and attract a satisfactory candidate.

Code of Ethics

We have adopted a corporate code of ethics, which is applicable to our principal officers.  We believe that our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of violations of our code of ethics; and provide accountability for adherence to our code of ethics.

ITEM 10.  EXECUTIVE COMPENSATION

As a result of the Company's current limited available cash, no officer or director received cash compensation during the fiscal year ended March 31, 2008. Mobile Nation, Inc. intends to pay salaries when cash flow permits.  The Company currently does not have employment agreements with its executive officers.

ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth specified information concerning the beneficial ownership of the Company's outstanding common stock as of May 26, 2008, by each person known by Mobile Nation, Inc. to own beneficially more than 5% of the outstanding common stock, by each of our directors and officers and by all of our directors and officers as a group.  Unless otherwise indicated below, to our knowledge all persons listed below have sole voting and investment power with respect  o their shares of common stock except to the  extent that authority is shared by spouses under applicable law.  The number and percentage of shares beneficially owned also assumes that shares of common stock to options and other rights that are currently exercisable within 60 days of May 26, 2008 are deemed to be outstanding and beneficially owned.

Name and Address of Beneficial Owner (1) (2)	Amount of Common Stock and Nature of Beneficial Owner	Percent of Class of Common Stock
Chancey White - Secretary/Treasurer	450,515	78.56%
Dr. C.W. Gilluly – President/CEO	20,000	3.49%
All Officers and Directors as a group	470,515	82.00%
All others as a group	103,500	18.00%
Total	573,500	100.00%

(1)  The address of each director and executive officer named in this table is c/o Mobile Nation, Inc, 8464 W. Lake Mead Blvd., Las Vegas, NV  89128.  Dr. Gilluly and Ms. White are directors and executive officers of Mobile Nation, Inc.

(2)  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.  Shares of common stock subject to options currently exercisable or exercisable within 60 days after January 6, 2003, are deemed to be outstanding in calculating the percentage ownership of a person or group but are not deemed to be outstanding as to any other person or group.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests.  The Company has not formulated a policy for the resolution of such conflicts.

A note payable (Affinity Note) was issued to Affinity Financial Group, Inc. for $75,000, which was loaned to the Company in July 2003.  The note has an interest rate of ten percent (10%) per annum and is due in full with all accumulated interest on December 31, 2008.  The Affinity Note is convertible, at the holder's option, into the Company's common stock at a conversion rate of 80% market price of the stock at the time of the conversion.

A note payable (Gilluly Note) was issued to a company director, C.W.  Gilluly for $50,000 loaned to the company on October 27, 2003.  The Gilluly Note has an interest rate of six percent (6%) per annum and is due in full with all accumulated interest on December 31, 2008.  The principal amount due was reduced to $25,000 on March 12, 2007.

On August 10, 2004, a note payable (Affinity Note) was issued to Affinity Financial Group, Inc. for $5,000 loaned to the company.  The Note has an interest rate of eight percent (8%) per annum, is unsecured and has a due date of December 31, 2008.

On September 24, 2004, a note payable (Morden Note) was issued to a company director for $5,000 loaned to the company.  The Morden Note had an interest rate of eight percent (8%) per annum and was due in full with all accumulated interest on December 31, 2007.  The note and interest was paid in full in May 2007.

On March 21, 2005 a note payable (Affinity Note) was issued to Affinity Financial Group, Inc. for $17,500 loaned to the company.  The Affinity Note has an interest rate of eight percent (8%) per annum and is due in full with all accumulated interest on December 31, 2008.

On September 26, 2005, a note payable (Morden Note) was issued to a company director for $2,500 loaned to the company.  The Morden Note had an interest rate of eight percent (8%) per annum and was due in full with all accumulated interest on December 31, 2007.  The note and interest was paid in full in May 2007.

On February 27, 2006, a note payable (Affinity Note) was issued to Affinity Financial Group, Inc. for $50,000 loaned to the company.  The Affinity Note has an interest rate of eight percent (10%) per annum and is due in full with all accumulated interest on December 31, 2008.

On April 25, 2006, a note payable (Morden Note) was issued to a company director for $10,000 loaned to the company.  The Morden Note had an interest rate of eight percent (10%) per annum and was due in full with all accumulated interest on December 31, 2006. The note and interest was paid in full in May 2007.

On July 31, 2006, a note payable (Affinity Note) was issued to Affinity Financial Group, Inc. for $7,500 loaned to the company.  The Affinity Note had an interest rate of ten percent (10%) per annum and is due in full with all accumulated interest on December 31, 2007.  The note and interest was paid in full in July 2007.

On December 28, 2007, a note payable (Affinity Note) was issued to Affinity Financial Group, Inc. for the $25,000 unpaid portion of the $50,000 short term advance to the Company in August, 2007.  The Note had an interest rate of ten percent (10%) per annum was unsecured and due on or before December 31, 2008.  As an inducement to payoff, the note interest was waived and the note was paid in full in February 2008.

A note payable (Gilluly Note) was issued to a Company director, C.W. Gilluly, for $15,000 loaned to the Company on February 8th, 2008.  The Gilluly Note has an interest rate of 12% per annum, is unsecured and has a due date of December 31, 2008.

ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K

(a)  EXHIBITS.

The following documents are included or incorporated by reference as exhibits to this report:

EXHIBIT NO.	DOCUMENT DESCRIPTION
31.1	Certification of the Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2	Certification of the Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1	Certification of the Chief Executive Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.2	Certification of the Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

ITEM 14 - PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table shows the fees paid or accrued by Mobile Nation for the audit and other  services provided by Turner Stone & Company, LLP.

	2008	2007
Audit Fees	$20,195	$18,518
Audit - Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--
Total	$20,195	$18,518

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOBILE NATION, INC.

Dated: June 16, 2008
BY: /s/ C.W. GILLULY
C.W. Gilluly
President, Chief Executive Officer, Director
(Principal Executive Officer)

Dated: June 16, 2008
BY: /s/ CHANCEY WHITE
Chancey White
Secretary and Treasurer, Director
(Principal Accounting Officer)

EXHIBITS FILED WITH THIS REPORT ON FORM 10-KSB

EXHIBIT NO.	DESCRIPTION
31.1	Certification of the Chief Executive Officer Required by Rule 13a-14(a) of the Securities Exchange Act of 1934, as amended, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2	Certification of the Chief Financial Officer Required by Rule 13a-14(a) of the Securities Exchange Act of 1934, as amended, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1	Certification of the Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.2	Certification of the Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

EXHIBIT 31.1

CERTIFICATION

I, C.W. Gilluly, certify that:

1.  I have reviewed this annual report on Form 10-KSB of Mobile Nation, Inc.

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report.

4.  The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) [language omitted pursuant to SEC Release 34-47986] for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) [Omitted pursuant to SEC Release 34-47986];

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5.  The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: June 16, 2008	/s/ C.W. GILLULY
C.W. Gilluly
Chief Executive Officer
(Principal Executive Officer)

EXHIBIT 31.2

CERTIFICATION

I, Chancey White, certify that:

1.  I have reviewed this annual report on Form 10-KSB of Mobile Nation, Inc.

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report.

4.  The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) [language omitted pursuant to SEC Release 34-47986] for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) [Omitted pursuant to SEC Release 34-47986];

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5.  The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: June 16, 2008	/s/ CHANCEY WHITE
Chancey White
Secretary and Treasurer
(Principal Accounting Officer)

EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Mobile Nation, Inc. (the "Company") for the annual period ended March 31, 2008 (the "Report"), the undersigned hereby certifies in his capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.      the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 16, 2008	By: /s/ C.W. GILLULY
C.W. Gilluly
Chief Executive Officer
(Principal Executive Officer)

EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Mobile Nation, Inc. (the "Company") for the annual period ended March 31, 2008 (the "Report"), the undersigned hereby certifies in his capacity as Chief Financial Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.      the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 16, 2008	By: /s/ CHANCEY WHITE
Chancey White
Secretary and Treasurer
(Principal Accounting Officer)